November 4, 1997



 Securities and Exchange Commission
 450 Fifth Street, N.W.
 Room 1004
 Judiciary Plaza
 Washington, D.C.  20549


 RE: El Chico Restaurants, Inc. Form 8-K for the Second Amendment, dated October 31, 1997, to the Agreement and Plan of Merger dated September 23, 1997, as amended, and related escrow agreement by and between El Chico Holding Company, L.P. and El Chico Acquisition, Inc. and El Chico Restaurants, Inc.


 Gentlemen:

 We are transmitting electronically the Form 8-K for the Second Amendment, dated October 31, 1997, to the Agreement and Plan of Merger dated September 23, 1997, as amended, and related escrow agreement by and between El Chico Holding Company, L.P. and El Chico Acquisition, Inc. and El Chico Restaurants, Inc.


 Sincerely,



 Susan R. Holland
 Vice President, Treasurer &
 Controller


 /ktc


 cc:  National Assoc. of Securities Dealers, Inc.
      (electronic EDGAR submission)
      Lawrence E. White
      Ron Frappier
      Darl Hatfield
      Britt Langford

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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8 - K

                            CURRENT REPORT

    Pursuant to Section 13 Of 15(d) of the Securities Exchange Act of 1934

                          Date of Report
                         November 4, 1997


                     EL CHICO RESTAURANTS, INC.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)


                          Texas
          -------------------------------------------------
          (State or other jurisdiction of incorporation)


          0-12802                                75-0982250
       ----------------                    ----------------------
    (Commission File Number)                 (I.R.S Employer
                                                Identification No.)


      12200 Stemmons Freeway, Suite 100, Dallas, Texas 75234
      ------------------------------------------------------
             (Address of principal executive offices)
                            (Zip Code)


                          (972) 241-5500
        ---------------------------------------------------
        (Registrant's telephone number, including area code)


       ---------------------------------------------------------
       (Former name, former address, if changed since last report)


===========================================================================

PART II.  OTHER INFORMATION


Item 5.   Other Events

        This Form 8-K is being filed hereby to effect the filing of the exhibits attached hereto.


Item 7.  Financial Statements and Exhibits

       (a) Financial Statements.  None required.
       (c) Exhibits
           Exhibit 2.1  -  Second Amendment dated October 31, 1997 to the Agreement and Plan of Merger, as
                           amended, dated September 23, 1997 by and between El Chico Holding Company, L.P. and El Chico Acquisition, Inc. and El Chico Restaurants, Inc.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   EL CHICO RESTAURANTS, INC.


Date: November 4, 1997             By: /s/Susan R. Holland
                                      ---------------------------------
                                       Vice President, Treasurer &
                                       Controller